UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2021

Tilray, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Madison Avenue, Suite 1900 New York, NY	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market LLC The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Special Meeting of Tilray Stockholders

On September 10, 2021, Tilray reconvened a special meeting of its stockholders (the “Special Meeting”) at which the stockholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement filed with the Securities and Exchange Commission on June 25, 2021 (the “Proxy Statement”).  As previously disclosed, the Special Meeting was originally convened and then adjourned, without conducting any other business, on July 29, 2021, and subsequently reconvened and then adjourned, without conducting any other business on August 19, 2021.

As of June 22, 2021, the record date for the Special Meeting, there were 449,165,558 shares of Class 2 Common Stock, issued and outstanding. At the Special Meeting, there were 263,682,846 shares of Class 2 Common Stock were present in person or represented by proxy, and the Authorized Share Proposal and the Adjournment Proposal (each as defined below) were approved by the stockholders.

The final voting results for each matter submitted to a vote of the stockholders at the Special Meeting are as follows:

Authorized Share Proposal — To consider and vote on a proposal to approve the amendment to the second amended and restated certificate of incorporation (the “Certificate of Incorporation”) to increase the authorized capital stock of Tilray from 743,333,333 shares to 990,000,000 shares of capital stock (the “Authorized Share Proposal”).

FOR	AGAINST	ABSTENTIONS
227,416,762	33,028,968	3,237,116

Opt-Out Proposal — To consider and vote on a proposal to approve the amendment to the Certificate of Incorporation to elect not to be governed by Section 203 of Delaware General Corporation Law.

FOR	AGAINST	ABSTENTIONS
161,535,526	13,140,533	8,950,834

Act by Written Consent Proposal — To consider and approve to approve the amendment to the Certificate of Incorporation to permit stockholders of the Company to take action by written consent.

FOR	AGAINST	ABSTENTIONS
168,067,340	8,840,570	6,718,983

Governance Proposals — To consider and approve to approve the amendments to the Certificate of Incorporation related to the following governance changes: (a) eliminate the dual structure of Class 1 Common Stock and Class 2 Common Stock, and authorize the issuance of two classes of stock of the Company; (b) declassify the board of directors of the Company; (c) remove limitations on the corporate opportunity doctrine; and (d) provide that the directors of the Company may be removed with or without cause at any time by the holders of a majority of the voting power of the Company’s then-outstanding shares of capital stock, subject to the rights of holders of Preferred Stock.

FOR	AGAINST	ABSTENTIONS
165,617,938	11,369,047	6,639,908

Conforming Amendments Proposals — To consider and approve to the amendments to the Certificate of Incorporation to effect other changes to the Certificate of Incorporation to eliminate certain provisions related to the Company’s prior status as a “controlled company,” which are no longer applicable and to make other administrative and conforming amendments and changes as necessary in light of the foregoing proposals.

FOR	AGAINST	ABSTENTIONS
165,578,839	10,420,766	7,627,288

Adjournment Proposal—To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve any of the proposals described in the Proxy Statement (the “Adjournment Proposal”).

FOR	AGAINST	ABSTENTIONS
161,881,312	15,009,540	6,736,041

Item 8.01	Financial Statements and Exhibits.

On September 10, 2021, the Company issued a press release announcing the results of the Special Meeting. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company currently intends to hold its Annual Meeting of Stockholders (the “Annual Meeting”) on November 22, 2021, solely by means of remote communication (i.e., a virtual-only stockholder meeting) in lieu of an in-person meeting as a result of the COVID-19 pandemic at a time and location determined and to be specified in the Company’s definitive proxy statement related to the Annual Meeting.

Under the rules of the U.S. Securities and Exchange Commission, the Company has set September 23, 2021 as the deadline for submitting a shareholder proposal for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the Annual Meeting, the proposal must be received by the Secretary of the Company at the Company’s principal executive offices at 655 Madison Avenue, Suite 1900, New York, New York, no later than the close of business on such date, and comply with the procedures and requirements set forth in Rule 14a-8.

In accordance with the advance notice requirements contained in the Bylaws of the Company (the “Bylaws”), for director nominations or other business to be brought before the Annual Meeting by a stockholder, other than Rule 14a-8 proposals described above, written notice to the Secretary of the Company must be delivered to, or be mailed and received at, the principal executive offices of the Company no later than the close of business on September 23, 2021. These stockholder notices also must comply with the requirements of the Bylaws and will not be effective otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Tilray, Inc., dated September 10, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray, Inc.

Date: September 10, 2021	By:	/s/ Mitchell Gendel
Mitchell Gendel
Global General Counsel